Financial Instruments - Financial and Other Risks	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial instruments - financial and other risks
Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to the shareholder through optimization of the debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at December 31, 2017 and 2016, respectively, are shown in the table below.
Categories of Financial Instruments

	As of December 31, 2017		As of December 31, 2016
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$186,462	$186,462	$99,887	$99,887
Restricted cash (2)	11,387	11,387	—	—
Loans and receivables (3)	65,458	65,458	42,329	42,329
Derivatives at fair value through profit or loss (4)	—	—	116	116

Financial liabilities
Accounts payable (5)	$13,044	$13,044	$9,282	$9,282
Accrued expenses (5)	32,838	32,838	23,024	23,024
Secured bank loans (6)	1,615,248	1,615,248	1,466,940	1,466,940
Finance lease liability (7)	717,139	717,139	—	—
Unsecured Senior Notes Due 2020 (8)	53,449	53,750	48,252	53,750
Unsecured Senior Notes Due 2017 (8)	—	—	52,330	51,750
Unsecured Senior Notes Due 2019 (8)	58,466	57,500	—	—
Convertible Notes (9)	316,184	348,500	286,321	348,500

(1)	Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.

(2)	Restricted cash are considered Level 1 items due to the liquid nature of these assets.

(3)	We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.

(4)
The derivative financial instrument at December 31, 2016 consists of the profit or loss agreement relating to Densa Crocodile whereby the profits or losses above or below the daily time charter rate were shared with a third party who neither owned nor operated the vessel. This instrument was recorded at the present value of estimated future cash flows which were derived from observable time charter rates and discounted based on the applicable yield curves to determine the fair value. As such, we classified this liability as a Level 2 fair value measurement. This agreement expired in January 2017.

(5)	We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these instruments.

(6)
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $29.9 million and $31.1 million of unamortized deferred financing fees as of December 31, 2017 and 2016, respectively.

(7)
The carrying value of our obligations due under finance lease arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates. These amounts are shown net of $1.2 million of unamortized deferred financing fees as of December 31, 2017.

(8)
The carrying value of our Unsecured Senior Notes Due 2020 and 2019 are measured at amortized cost using the effective interest method. The carrying values shown in the table are the face value of the notes. These notes are shown net of $0.8 million and $1.5 million of unamortized deferred financing fees, respectively, on our consolidated balance sheet as of December 31, 2017. Our Senior Notes Due 2020 and 2019 are quoted on the New York Stock Exchange under the symbols 'SBNA' and 'SBBC', respectively. We consider their fair values to be Level 1 measurements due to their quotation on an active exchange.

(9)
The carrying value of our Convertible Notes shown in the table above is its face value. The liability component of the Convertible Notes has been recorded within Long-term debt on the consolidated balance sheet as of December 31, 2017, net of $2.8 million of unamortized deferred financing fees. The equity component of the Convertible Notes has been recorded within Additional paid-in capital on the consolidated balance sheet, net of $1.9 million of deferred financing fees. We consider its fair value to be a Level 2 measurement.

Financial risk management objectives
We identify and evaluate significant risks on an ongoing basis with the objective of managing the sensitivity of our results and financial position to those risks. These risks include market risk, credit risk, liquidity risk and foreign exchange risk.
The use of financial derivatives is governed by our policies as approved by the board of directors.
Market risk
Our activities expose us to the risks inherent with the tanker industry, which has historically been volatile, and financial risks of changes in interest rates.
Spot market rate risk
The cyclical nature of the tanker industry causes significant increases or decreases in the revenue that we earn from our vessels, particularly those vessels that operate in the spot market or participate in pools that are concentrated in the spot market such as the Scorpio Group Pools. We currently have five vessels on time charter contracts. Additionally, we have the ability to remove our vessels from the pools on relatively short notice if attractive time charter opportunities arise. A $1,000 per day increase or decrease in spot rates for all of our vessel classes would have increased or decreased our operating income by $36.6 million, $31.1 million and $31.4 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Interest rate risk
The sensitivity analyses below have been determined based on the exposure to interest rates for non-derivative instruments at the balance sheet date. For floating rate liabilities, the analysis is prepared assuming the amount of liability outstanding at the balance sheet date was outstanding for the entire year.
If interest rates had been 1% higher/lower and all other variables were held constant, our net loss for the year ended December 31, 2017 would have decreased/increased by $17.9 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities as described in Note 13.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2016 would have decreased/increased by $14.8 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities as described in Note 13.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2015 would have decreased/increased by $13.9 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities that were in place during that year.
Credit risk
Credit risk is the potential exposure of loss in the event of non-performance by customers and derivative instrument counterparties.
We only place cash deposits with major banks covered with strong and acceptable credit ratings.
Accounts receivable are generally not collateralized; however, we believe that the credit risk is partially offset by the creditworthiness of our counterparties including the commercial manager. We did not experience material credit losses on our accounts receivables portfolio in the years ended December 31, 2017, 2016 and 2015.
The carrying amount of financial assets recognized in our consolidated financial statements represents the maximum exposure to credit risk without taking account of the value of any collateral obtained. We did not experience any impairment losses on financial assets in the years ended December 31, 2017, 2016 and 2015.
We monitor exposure to credit risk, and believe that there is no substantial credit risk arising from counterparties.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments.
We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows.
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Current economic conditions in the product tanker market are challenging and have resulted in the incurrence of significant losses during the year ended December 31, 2017. The persistence or a deterioration in these economic conditions could cause us to breach certain of our debt covenants which could have a material adverse effect on our business, results of operations, cash flows and financial condition.
Based on internal forecasts and projections, which take into account reasonably possible changes in our trading performance, we believe that we have adequate financial resources to continue in operation and meet our financial commitments (including but not limited to newbuilding installments, debt service obligations and charterhire commitments) for a period of at least twelve months from the date of approval of these consolidated financial statements. Accordingly, we continue to adopt the going concern basis in preparing our financial statements.
Remaining contractual maturity on secured and unsecured credit facilities
The following table details our remaining contractual maturity for our secured and unsecured credit facilities. The amounts represent the future undiscounted cash flows of the financial liability based on the earliest date on which we can be required to pay. The table includes both interest and principal cash flows.
As the interest cash flows are not fixed, the interest amount included has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.
To be repaid as follows:

	As of December 31,
In thousands of U.S. dollars	2017	2016
Less than 1 month	$24,868	$32,997
1-3 months	65,294	41,577
3 months to 1 year	219,144	354,738
1-5 years	2,438,033	1,723,306
5+ years	684,330	54,330
Total	$3,431,669	$2,206,948

All other current liabilities fall due within less than one month.
Foreign Exchange Rate Risk
Our primary economic environment is the international shipping market. This market utilizes the U.S. Dollar as its functional currency. Consequently, virtually all of our revenues and the majority of our operating expenses are in U.S. Dollars. However, we incur some of our combined expenses in other currencies, particularly the Euro. The amount and frequency of some of these expenses (such as vessel repairs, supplies and stores) may fluctuate from period to period. Depreciation in the value of the U.S. dollar relative to other currencies will increase the U.S. dollar cost of us paying such expenses. The portion of our business conducted in other currencies could increase in the future, which could expand our exposure to losses arising from currency fluctuations.
There is a risk that currency fluctuations will have a negative effect on our cash flows. We have not entered into any hedging contracts to protect against currency fluctuations. However, we have some ability to shift the purchase of goods and services from one country to another and, thus, from one currency to another, on relatively short notice. We may seek to hedge this currency fluctuation risk in the future.